OPPENHEIMER MIDCAP FUND
   Supplement dated June 1, 1998 to the Prospectus dated May 15, 1998

The Prospectus is changed as follows:

1. The Supplement dated May 15, 1998 to the Prospectus is replaced by this Supplement.

2. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

            (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 25) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

3. The cumulative total returns for the period from December 1, 1997 to February 28, 1998 set forth in the line captioned "Total Return, at Net Asset Value" appearing in the Financial Highlights table (unaudited) on page 8 are replaced with the following:

            Class        Class          Class          Class Y
            18.10%       17.80%         17.90%         18.20%

4. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 20 is modified to read as follows:

            If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.

5. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" starting on page 25 are modified to

                                                                     [continued]
read as follows:

            If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998).

6. The second sentence of the fifth paragraph of the section entitled "Buying Class A Shares- Class A Contingent Deferred Sales Charge" starting on page 25 is modified to read as follows:

            However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998).

7. The paragraph entitled "Special Arrangements With Dealers" on page 27 is hereby deleted.

8. The following sub-paragraph of the section entitled "Waivers of Class A Sales Charges" is deleted:

            o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

9. The sub-section captioned "OppenheimerFunds Internet Web Site" under the heading "Special Investor Services" is revised as follows:

            OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund

                                                                     [continued]
            portfolio   information,   may   be   obtained   by   visiting   the
            OppenheimerFunds Internet Web Site, at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site, you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.




June 1, 1998                                                  PSO745.005

                             OPPENHEIMER MIDCAP FUND
                     Supplement   dated  June  1,  1998  to  the
               Statement of Additional Information dated May 15, 1998

The Statement of Additional Information is changed as follows:

      1. The Supplement dated May 15, 1998 to the Statement of Additional Information is replaced by this Supplement.

      2. The fourth sentence of the fifth paragraph in the section entitled "How To Exchange Shares" starting on page 45 is revised to read as follows:

            However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998).

      3. The cumulative total returns for the period from December 1, 1997 to February 28, 1998 set forth in the line captioned "Total Return, at Net Asset Value" appearing in the Financial Highlights table (unaudited) on page 56 are replaced with the following:

                  Class A     Class B     Class C     Class Y
                  18.10%      17.80%      17.90%      18.20%






June 1, 1998                                                PXO745.004